General information	6 Months Ended
Jun. 30, 2026
General information [Abstract]
General information
Note 1: General information

Hafnia Limited (the “Company”) is listed on the Oslo and New York Stock Exchanges. The Company is registered in Singapore, with its registered office located at 10 Pasir Panjang Road, #18-01 Mapletree Business City, Singapore 117438.

The principal activity of the Company is that of investment holding. The principal activities of its subsidiaries are ship owning, chartering and provision of global maritime services in the product and chemical tankers market.

This Interim Financial Information was authorised for issue by the Board of Directors of the Company on 28 August 2026.